UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2024
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Teladoc Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-37477 (Commission File Number)	04-3705970 (I.R.S. Employer Identification No.)
2 Manhattanville Road Suite 203 Purchase, NY 10577
(Address of principal executive offices and zip code)
(203) 635-2002
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	TDOC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Teladoc Health, Inc. (the “Company”) was held on May 23, 2024. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the four proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Election of Directors

The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to serve until the 2025 Annual Meeting of Stockholders of the Company and until their respective successors have been duly elected and qualified. The voting results for each director nominee are set forth below.

Name	For	Against	Abstentions	Broker Non-Votes
J. Eric Evans	88,196,267	1,534,638	200,724	33,206,768
Sandra L. Fenwick	86,299,372	3,440,112	192,145	33,206,768
Catherine A. Jacobson	87,169,749	2,567,831	194,049	33,206,768
Thomas G. McKinley	85,013,791	4,740,342	177,496	33,206,768
Kenneth H. Paulus	74,899,349	14,833,526	198,754	33,206,768
David L. Shedlarz	86,291,066	3,440,248	200,315	33,206,768
Mark Douglas Smith, M.D., MBA	86,043,205	3,693,113	195,311	33,206,768
David B. Snow, Jr.	78,319,070	11,431,566	180,993	33,206,768

Proposal 2 — Advisory Vote Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
86,004,216	3,679,987	247,426	33,206,768

Proposal 3 — Advisory Vote on Frequency of Future Advisory Votes Approving the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the frequency of one year for future advisory votes on executive compensation. The voting results are set forth below.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
84,571,269	81,648	4,919,547	359,165	33,206,768

In light of these voting results and other factors, the Board determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of the stockholder advisory vote on executive compensation.

Proposal 4 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results are set forth below.

For	Against	Abstentions	Broker Non-Votes
119,536,094	2,164,910	1,437,393	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024

Teladoc Health, Inc.

By:	/s/ Adam C. Vandervoort
Name:	Adam C. Vandervoort
Title:	Chief Legal Officer and Secretary